EXHIBIT 99.1
- - ------------






                    CONCEPTUAL DESIGN AND RENDERING SYSTEM
             OPERATIONS OF EVANS & SUTHERLAND COMPUTER CORPORATION

                             FINANCIAL STATEMENTS

                               DECEMBER 30, 1994

                  (WITH INDEPENDENT AUDITORS' REPORT THEREON)

                          Independent Auditors' Report
                          ----------------------------


The Board of Directors of
Parametric Technology Corporation

We have audited the accompanying balance sheet of Conceptual Design and Rendering System Operations of Evans & Sutherland Computer Corporation as of December 30, 1994, and the related statements of operations, parent's equity, and cash flows for the year ended December 30, 1994. These financial statements are the responsibility of the management of Conceptual Design and Rendering System Operations of Evans & Sutherland Computer Corporation. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Conceptual Design and Rendering System Operations of Evans & Sutherland Computer Corporation as of December 30, 1994, and the results of its operations and its cash flows for the year ended December 30, 1994, in conformity with generally accepted accounting principles.



                                        KPMG Peat Marwick LLP

Salt Lake City, Utah
May 26, 1995

                    CONCEPTUAL DESIGN AND RENDERING SYSTEM

             OPERATIONS OF EVANS & SUTHERLAND COMPUTER CORPORATION

                                 BALANCE SHEET

                               DECEMBER 30, 1994


                         Assets
                         ------

Current assets:
  Accounts receivable                                 $  1,520,038
  Inventories                                               96,442
  Prepaid expenses                                          32,058
  Deferred tax assets (note 4)                              23,596
                                                      ------------

      Total current assets                               1,672,134
                                                      ------------

Property and equipment, net (note 2)                     1,320,736
                                                      ------------

                                                      $  2,992,870
                                                      ============

            Liabilities and Parent's Equity
            -------------------------------

Current liabilities:
  Accounts payable                                    $    259,226
  Accrued expenses (note 3)                                141,969
  Deferred revenue                                         680,063
                                                      ------------

      Total current liabilities                          1,081,258

  Deferred tax liability (note 4)                           23,596

  Parent's equity                                        1,888,016
                                                      ------------

                                                      $  2,992,870
                                                      ============


See accompanying notes to financial statements.

                    CONCEPTUAL DESIGN AND RENDERING SYSTEM

             OPERATIONS OF EVANS & SUTHERLAND COMPUTER CORPORATION

                            STATEMENT OF OPERATIONS

                         YEAR ENDED DECEMBER 30, 1994


Net sales:
     Software licenses                                   $ 5,762,124
     Maintenance and support                               1,830,928
                                                         -----------
        Total net sales                                    7,593,052
                                                         -----------

Cost of sales:
     Software licenses                                        82,091
     Maintenance and support                                 615,486
                                                         -----------
        Total cost of sales                                  697,577
                                                         -----------
        Gross profit                                       6,895,475
                                                         -----------

Sales and marketing                                        3,988,086
Research and development                                   1,864,899
General and administrative                                   923,513
                                                         -----------
                                                           6,776,498
                                                         -----------

        Earnings before income taxes                         118,977

Income tax expense (note 4)                                  580,000
                                                         -----------
        Net loss                                         $  (461,023)
                                                         ===========


See accompanying notes to financial statements.

                    CONCEPTUAL DESIGN AND RENDERING SYSTEM

             OPERATIONS OF EVANS & SUTHERLAND COMPUTER CORPORATION

                         STATEMENT OF PARENT'S EQUITY

                         YEAR ENDED DECEMBER 30, 1994



Balance at December 31, 1993                                  $ 2,367,560

Capital contribution for income tax expense                       580,000

Return of capital to parent                                      (598,521)

Net loss                                                         (461,023)
                                                              -----------

Balance at December 30, 1994                                  $ 1,888,016
                                                              ===========

See accompanying notes to financial statements.

                    CONCEPTUAL DESIGN AND RENDERING SYSTEM

             OPERATIONS OF EVANS & SUTHERLAND COMPUTER CORPORATION

                            STATEMENT OF CASH FLOWS

                         YEAR ENDED DECEMBER 30, 1994

Cash flows from operating activities:
    Net loss                                                                             $ (461,023)
    Adjustments to reconcile net loss to net cash provided by operating activities:
       Depreciation on property and equipment                                               462,384
       Tax expense offset to parent's equity                                                580,000
       Change in operating assets and liabilities:
           Accounts receivable                                                               64,118
           Inventories                                                                      281,291
           Prepaid expenses                                                                    (525)
           Accounts payable and accrued expenses                                            265,350
           Deferred revenue                                                                 405,355
                                                                                         ----------

              Net cash provided by operating activities                                   1,596,950
                                                                                         ----------

Cash used in investing activities - purchases of property and equipment                    (921,794)
                                                                                         ----------

Cash used in financing activities - return of capital to parent                            (598,521)
                                                                                         ----------

Effect of foreign exchange rate changes                                                     (76,635)

Net change in cash                                                                                -

Cash at beginning of year                                                                         -
                                                                                         ----------

Cash at end of year                                                                      $        -
                                                                                         ==========

See accompanying notes to financial statements.

                    CONCEPTUAL DESIGN AND RENDERING SYSTEM

             OPERATIONS OF EVANS & SUTHERLAND COMPUTER CORPORATION

                         NOTES TO FINANCIAL STATEMENTS


(1)  Summary of Significant Accounting Policies
     ------------------------------------------

     (a) Description of Business and Related Party Transactions
         ------------------------------------------------------

         The Conceptual Design and Rendering System Operations of Evans & Sutherland Computer Corporation ("CDRS") are engaged in the development, production, marketing, and support of computer software. The rights to use the products are sold under license agreements. CDRS is a business group of Evans & Sutherland Computer Corporation (the "Parent"). General and administrative expenses are allocations from the Parent, which are determined from a formula based on revenues, payroll, property and equipment, and inventory. In the opinion of management these allocations are reasonable.

     (b) Fiscal Year
         -----------

         The Parent's fiscal year ends the last Friday in December. The fiscal year end for the year included in the accompanying financial statements is the 52-week period ended December 30, 1994. Unless otherwise specified, all references to a year are to the fiscal year ending in the year stated.

     (c) Inventories
         -----------

         Inventories are stated at lower of first-in, first-out cost or market.

     (d) Property and Equipment
         ----------------------

         Property and equipment are stated at cost. Depreciation on property and equipment is calculated on the straight-line method over the estimated useful lives of the assets, ranging from five to seven years.

     (e) Software Development Costs
         --------------------------

         CDRS applies the criteria set forth in the Statement of Financial Accounting Standards (SFAS) No. 86, Accounting for the Costs of Software to be Sold, Leased, or Otherwise Marketed, to determine the amount of capitalized software development costs upon the establishment of technological feasibility of the product. The capitalization of software costs has been determined to have an immaterial effect on CDRS's financial statements. All development costs have been expensed in the period incurred.

                    CONCEPTUAL DESIGN AND RENDERING SYSTEM

             OPERATIONS OF EVANS & SUTHERLAND COMPUTER CORPORATION

                         NOTES TO FINANCIAL STATEMENTS


     (f) Revenue Recognition
         -------------------

         CDRS recognizes revenue from software licenses upon delivery and customer acceptance. CDRS recognizes revenue from software maintenance contracts ratably over the term of the contract, typically one year.

     (g) Income Taxes
         ------------

         The provision for income taxes is computed using the asset and liability method on a separate return basis. CDRS is included in the consolidated federal and state income tax returns of its parent. The Parent does not allocate income taxes to CDRS. Accordingly, tax expense is reflected as a capital contribution in the accompanying statement of parent's equity.

     (h) Foreign Currency Translation
         ----------------------------

         The local foreign currency is the functional currency for CDRS's foreign operations. Assets and liabilities of foreign subsidiaries are translated to U.S. dollars at the current exchange rates as of the applicable balance sheet date. Revenues and expenses are translated at the average exchange rates prevailing during the period. Non-cash adjustments resulting from translation are included in capital contributions in the accompanying statement of parent's equity. Net gains and losses from foreign currency transactions were not significant during the year presented.

(2)  Property and equipment
     ----------------------

     Property and equipment is summarized as follows:

                 Computer equipment                         $ 2,746,102
                 Furniture and fixtures                         178,394
                                                            -----------
                                                              2,924,496
                 Less accumulated depreciation               (1,603,760)
                                                            -----------
                                                            $ 1,320,736
                                                            ===========

(3)  Accrued Expenses
     ----------------

     Accrued expenses consist of the following:

                 Accrued employee related costs             $   118,297
                 Other                                           23,672
                                                            -----------
                                                            $   141,969
                                                            ===========

                    CONCEPTUAL DESIGN AND RENDERING SYSTEM

             OPERATIONS OF EVANS & SUTHERLAND COMPUTER CORPORATION

                         NOTES TO FINANCIAL STATEMENTS

(4)  Income Taxes
     ------------

     The components of income tax expense were as follows:

            Current tax expense:
               Federal                                                    $ 500,000
               State and local                                               80,000
                                                                          ---------
                   Total tax expense                                      $ 580,000
                                                                          =========

     The actual tax expense differs from the "expected" tax expense (computed by applying the U.S. corporate tax rate of 34 percent) as follows:

            Expected tax expense                                          $  40,435
            Loss on foreign operations for which there is no
              current tax benefit                                           308,301
            Change in the beginning of the year valuation
              allowance for deferred taxes                                  144,000
            State income taxes, net of federal income tax benefit            53,000
            Other                                                            34,264
                                                                          ---------
                                                                          $ 580,000
                                                                          =========

     The tax effects of temporary differences that give rise to deferred tax assets and liabilities are summarized as follows:

            Current deferred income taxes - deferred revenue              $ 255,024
            Current deferred income taxes - vacation accrual                 44,514
            Less valuation allowance                                       (275,942)
                                                                          ---------
                    Deferred tax assets                                      23,596

            Noncurrent deferred income taxes - property and equipment       (23,596)
                                                                          ---------
                    Deferred tax liability                                  (23,596)
                                                                          ---------
                    Net deferred tax asset                                $       -
                                                                          =========

     The valuation allowance for deferred tax assets as of January 1, 1994 was $131,942. The valuation allowance increased $144,000 for the year ended December 30, 1994.

                    CONCEPTUAL DESIGN AND RENDERING SYSTEM

             OPERATIONS OF EVANS & SUTHERLAND COMPUTER CORPORATION

                         NOTES TO FINANCIAL STATEMENTS


(5)  Foreign Operations and Foreign Sales
     ------------------------------------

     CDRS's foreign operations have historically been conducted principally through the Parent's foreign subsidiaries. Foreign operations are summarized below:

            Net sales to unaffiliated customers                           $ 1,283,259
            Operating loss                                                    906,768
            Identifiable assets                                               855,272

     Total CDRS sales to unaffiliated foreign customers (including export sales) are as follows:

            Europe                                                        $ 1,283,259
            Far East                                                          491,826
                                                                          -----------
                  Total                                                   $ 1,775,085
                                                                          ===========

(6)  Concentration of Credit Risks
     -----------------------------

     Financial instruments that potentially subject CDRS to concentrations of credit risks consist of trade receivables. CDRS has adopted credit policies and standards to evaluate the risk associated with its sales. CDRS's largest customer accounted for more than 73 percent of sales and 38 percent of gross accounts receivable at December 30, 1994. Two additional customers accounted for 30 percent of gross accounts receivable at December 30, 1994. Management believes that any risk of loss is significantly reduced due to the financial position of the customers and distributors with whom it does business.

(7)  Subsequent Event
     ----------------

     On April 12, 1995, the Parent completed the sale of CDRS to Parametric Technology Corporation for cash consideration of approximately $34,500,000.